                                                                     Exhibit (4)

NUMBER                                                                    SHARES


                           STRATTON GROWTH FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

This certifies that

                     (SEE REVERSE FOR CERTAIN DEFINITIONS)


is  the owner of

                                                      SHARES OF CAPITAL STOCK OF

                          STRATTON GROWTH FUND, INC.,

fully paid and non-assessable, transferable only on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this__________________________ day of ________________________ A.D. 19__


Patricia L. Sloan                      John A. Affleck
SECRETARY                              PRESIDENT

                          STRATTON GROWTH FUND, INC.

                                     SEAL
                                     1985
                                   MARYLAND

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM- as tenants in common         UNIF GIFT MIN ACT- Custodian
       TEN ENT- as tenants by the entireties       (Cust)   (Minor)
       JT TEN- As joint tenants with right of      under Uniform Gifts to Minors
               survivorship and not as tenants     Act
               in common                           (State)

    Additional abbreviations may also be used though not in the list above.

For value received   ____________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________  shares of the capital stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint

______________________________________________________ Attorney

so transfer the said stock on the books of the within named

Corporation with full power of such substitution in the premises.

Dated  ________________________________________________



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.